FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT is entered into as of the day of March, 1998, by and between VTEL Corporation, a Delaware corporation ("Tenant"), and WB One and Two, Ltd., a Texas limited partnership ("Landlord").

                                    Recitals

         A. Tenant and 2800 Industrial, Inc. ("2800") entered into that certain Lease Agreement dated January 30, 1998 (the "Lease"), relating to Tenant's lease of approximately 132,747 square feet of rentable area in the office buildings known as Wild Basin One and Two, Austin, Texas, as more fully described in the Lease.

         B. 2800 has assigned to Landlord all of the right, title and interest of 2800 in and to the Lease, and Landlord has assumed all of the obligations of 2800 under the Lease.

         C. Landlord and Tenant desire to amend the Lease as hereinafter provided.

                                    Amendment

         In   consideration   of  the  premises  and  other  good  and  valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. The following sentence is hereby added to Section 6.2 of the Lease, immediately following the third grammatical sentence of Section 6.2:

         "Notwithstanding the immediately preceding sentence or the provisions of clause (9) of Section 7.1(b) below, Landlord may include in monthly Operating Costs one-twelfth (1/12) of Landlord's reasonable estimate of Taxes for the calendar year to which such monthly Operating Costs applies, subject to adjustments under Section 9.3 below, and Tenant's payment of such monthly estimate, as adjusted, shall satisfy Tenant's obligation for the payment of Taxes under this Section 6.2; provided, however, Landlord shall have the right to include Taxes in monthly Operating Costs under this sentence only to the extent Landlord is required to escrow Taxes under any loan secured by a first lien deed of trust encumbering the Building and the Land."

         2. Unless defined differently herein or the context clearly requires otherwise, all initially capitalized terms used in this Amendment shall have the meanings ascribed to them under the Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect.

         EXECUTED as of the date first written above.

                                        TENANT:

                                        VTEL CORPORATION, a Delaware corporation


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                        LANDLORD:

                                        WB ONE AND TWO, LTD., a Texas limited
                                        partnership

                                        By:      WB One and Two, Inc., a Texas
                                                 corporation, General Partner


                                                  By:
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                                                  Name:
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                                                  Title:
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